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                                                                    EXHIBIT 24
                               POWER OF ATTORNEY

          Each person whose signature appears below designates and appoints DONALD R. KAYSER, LEE C. SIMPSON, WILLIAM L. HEBERT, and ANTON C. KIRCHHOF, JR., and each of them, his true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 700,000 shares of common stock of Louisiana-Pacific Corporation and rights relating thereto to be issued pursuant to the Louisiana-Pacific Corporation 1994 Employee Stock Purchase Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

          IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 23rd day of August, 1995.

          Signature                                 Title
          ---------                                 -----

/s/ DONALD R. KAYSER        Chairman and Chief Executive
Donald R. Kayser                        Officer and Director (Principal
                                        Executive Officer)

/s/ LEE C. SIMPSON          President and Chief Operating
Lee C. Simpson                    Officer and Director


/s/ WILLIAM L. HEBERT       Vice President--Treasurer and
William L. Hebert                 Controller
                                        (Principal Financial and Accounting
                                        Officer)



--------------------- Director
Pierre S. du Pont IV


/s/ BONNIE GUITON HILL      Director
Bonnie Guiton Hill


/s/ FRANCINE I. NEFF        Director
Francine I. Neff


---------------------       Director
Charles E. Yeager